Offerings - Offering: 1	May 13, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 722,357,232.80
Fee Rate	0.01381%
Amount of Registration Fee	$ 99,757.53
Offering Note	Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of March 31, 2026, of $23.90. This amount is based upon the offer to purchase up to 30,224,152 common shares of beneficial interest, par value $0.01 per share, of Apollo Debt Solutions BDC. Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.